UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 10, 2006 (February 10, 2006)
Grey Wolf, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-8226 (Commission File Number)	74-2144774 (IRS Employer Identification No.)
10370 Richmond Ave., Suite 600
Houston, TX 77042
(Address and Zip Code of Principal Executive Offices)
(713) 435-6100
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-4(c))

ITEM 5.04. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS
Beginning January 31, 2006, Grey Wolf, Inc. (the “Company”) caused notices to be sent to participants in the Grey Wolf Drilling Company LP 401(k) Plan (the “401(k) Plan”) informing them that the 401(k) Plan would be changing investment alternatives beginning March 1, 2006. The notice stated that while these changes are being made, participants in the 401(k) Plan would not be able to, among other things, access their accounts to direct or diversify their investments, obtain a loan from the 401(k) Plan or obtain a distribution from the 401(k) Plan. The notice also stated that participants would not be able to effectuate investment changes in the 401(k) Plan starting at 3:00 PM (Central Standard Time) on February 27, 2006 and ending the morning of March 1, 2006. This period is referred to herein as the “Blackout Period.”
On February 10, 2006, the Company sent a blackout restriction notice (the “BTR Notice”) to its directors and executive officers informing them that, because the restrictions during the Blackout Period include restrictions on investment changes involving the Company’s common stock, par value $0.10 per share (the “Common Stock”), held in the 401(k) Plan, they would be prohibited during the Blackout Period, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s rules promulgated thereunder, from purchasing and selling shares of Common Stock, (including derivative securities pertaining to such shares) acquired in connection with their service as a director or employment as an executive officer. A copy of the BTR Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Directors and executive officers of the Company may obtain, without charge, information regarding the Blackout Period, including the actual ending date of the Blackout Period, by contacting Donald J. Guedry, Vice President and Treasurer, 10370 Richmond Avenue, Suite 600, Houston, Texas 77042, (713) 435-6100 before and during the Blackout Period, and for a period of two years thereafter.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Notice to Executive Officers and Directors of the Company regarding a 401(k) Plan Blackout Period and Trading Restrictions

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 10, 2006

GREY WOLF, INC.
/s/ David W. Wehlmann
David W. Wehlmann,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Notice to Executive Officers and Directors of the Company regarding a 401(k) Plan Blackout Period and Trading Restrictions

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